Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



         We consent to the inclusion in this registration statement on Form S-8, dated August 4 2003, the reference to our report dated March 30, 2003 with respect to the Financial Statements of Kaire Holdings Incorporated, for the year ended December 31, 2002.


/s/ Pohl, McNabola, Berg & Company LLP
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Pohl, McNabola, Berg & Company LLP
August 4, 2003
San Francisco, California




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